                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     July 8, 2005
                                                --------------------------------

             J.P. Morgan Chase Commercial Mortgage Securities Corp.
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             (Exact name of registrant as specified in its charter)

           New York                    333-118975               13-3789046
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(State or other jurisdiction          (Commission             (IRS Employer
      of incorporation)               File Number)          Identification No.)

               270 Park Avenue
               New York, New York                                       10017
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               (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code      (212) 834-9280
                                                  ------------------------------

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

                  Attached as Exhibit 99 are Structural and Collateral Term
Sheets (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission on February 17, 1995, to the Public Securities
Association) furnished to the Registrant by J.P. Morgan Securities Inc., CIBC
World Markets Corp. and Banc of America Securities LLC (the "Underwriters") in
respect of the Registrant's proposed offering of certain classes of the
Commercial Mortgage Pass-Through Certificates, Series 2005-CIBC12 (the "Offered
Certificates").

                  The Offered Certificates will be offered pursuant to a
Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Offered Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3
(No. 333-118975) (the "Registration Statement"). The Registrant hereby incorporates the Structural and Collateral Term Sheets by reference in the
Registration Statement.

                  The Structural and Collateral Term Sheets were prepared solely by the Underwriters, and the Registrant did not prepare or participate in the preparation of the Structural and Collateral Term Sheets.

Item 9.01.    Financial Statements, Pro Forma Financial Information and Exhibits

          (c)     Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                Description
-----------                -----------

(99)                       Structural and Collateral Term Sheets prepared by
                           J.P. Morgan Securities Inc., CIBC World Markets Corp.
                           and Banc of America Securities LLC in connection with
                           the J.P. Morgan Chase Commercial Mortgage Securities
                           Corp., Commercial Mortgage Pass-Through Certificates,
                           Series 2005-CIBC12

SIGNATURE
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                  Pursuant to the requirements of the Securities Exchange Act of
1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 8, 2005

                                            J.P. MORGAN CHASE COMMERCIAL
                                            MORTGAGE SECURITIES CORP.

                                            By: /S/ Dennis G. Schuh
                                               ------------------------------
                                               Name: Dennis G. Schuh
                                               Title: Vice President

                                INDEX TO EXHIBITS
                                -----------------

                                                                 Paper (P) or
Exhibit No.       Description                                    Electronic (E)
-----------       -----------                                    --------------

(99)              Structural and Collateral Term Sheets                      E
                  prepared by J.P. Morgan Securities Inc.,
                  CIBC World Markets Corp. and Banc of
                  America Securities LLC in connection with
                  the J.P. Morgan Chase Commercial Mortgage
                  Securities Corp., Commercial Mortgage
                  Pass-Through Certificates, Series
                  2005-CIBC12